Exhibit 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: January 25, 2005
For Collection Period: December 2004
For Determination Date: January 18, 2005

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	42,548,236.70	87,410,907.00	8,953	129,959,143.70	129,959,143.70
(C) Collections (Regular Payments)	0.00	0.00	2,976,343.74	0.00	N/A	2,976,343.74	2,976,343.74
(D) Withdrawal from Payahead (Principal)	0.00	0.00	1,478.29	0.00	N/A	1,478.29	1,478.29
(E) Collections (Principal Payoffs)	0.00	0.00	2,979,412.40	0.00	280	2,979,412.40	2,979,412.40
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	373,174.84	0.00	23	373,174.84	373,174.84
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	13,129.27	0.00	N/A	13,129.27	13,129.27
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	0.00	36,204,698.16	87,410,907.00	8,650	123,615,605.16	123,615,605.16

(J) Certificate Factor	0.000000%	0.000000%	21.172338%	100.000000%	41.417285%	27.275514%	27.275514%

Notional Principal Balance: Class I

(K) Beginning	40,186,179.00
(L) Reduction	6,343,538.54
(M) Ending	33,842,640.46

Notional Principal Balance: Companion Component

(N) Beginning	89,772,964.70
(O) Reduction	—
(P) Ending	89,772,964.70

B. CASH FLOW RECONCILIATION	TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	7,063,689.03
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	14,574.33
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
1) allocable to principal	1,478.29
2) allocable to interest	0.00
(D) ADVANCES	10,213.43
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	133,882.46
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	7,223,837.54

C. TRUSTEE DISTRIBUTION	TOTAL

(A) TOTAL CASH FLOW	7,223,837.54
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee	0.00
(D) UNRECOVERED INTEREST ADVANCES	7,521.22
(E) SERVICING FEE (DUE AND UNPAID)	108,299.29
(F) Standby Servicing Fee (not to exceed $50,000)	3,000.00
(G) Owner Trustee Fee (not to exceed $25,000)	0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	103,534.04
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72
(L) Interest to “I” Certificate Holders, including Overdue	83,721.21
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	6,343,538.54
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	41,205.20
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additonal Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	0.00
(W) EXCESS YIELD	270,785.32

BALANCE	0.00

D. SPREAD ACCOUNT	SPREAD
ACCOUNT

(A) BEGINNING BALANCE	13,987,599.17
(B) ADDITIONS TO SPREAD AMOUNT	270,785.32
(C) INTEREST EARNED	22,388.45
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	391,271.96
(H) ENDING BALANCE	13,889,500.98

(I) REQUIRED BALANCE	13,596,327.21
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	293,173.77

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: January 25, 2005
For Collection Period: December 2004
For Determination Date: January 18, 2005

E. CURRENT RECEIVABLES DELINQUENCY
	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	81	1,135,487.89
(B) 61-90	14	157,128.26
(C) TOTAL	95	1,292,616.15

(D) 90+ days	17	204,569.55

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	15	217,624.10
(B) AGGREGATE REPOSSESSIONS	555	10,676,185.94
(C) UNLIQUIDATED REPOSSESSIONS	23	345,396.68

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE		52,246.92
(B) DEPOSIT		0.00
(C) WITHDRAWAL		1,478.29
(D) ENDING BALANCE		50,768.63

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	1,292,616.15	123,615,605.16	1.0457%
(B) 1ST PREVIOUS	1,065,453.15	129,959,143.70	0.8198%
(C) 2ND PREVIOUS	1,539,640.94	137,180,184.77	1.1223%
(D) THREE MONTH ROLLING AVERAGE	1,299,236.75	130,251,644.54	0.9960%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	295,854.36
(B) Cumulative Defaulted Receivables (Prior Month)	13,438,815.70
(C) Cumulative Defaulted Receivables (Current Month)	13,734,670.06	453,210,907.00	3.03%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	386,304.11
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	133,882.46
(E) Prior Period Adjustment	—
(F) Net Losses current period	252,421.65
(G) Prior Period cumulative net losses	8,766,034.40
(H) Cumulative Net Losses (current period)	9,018,456.05	453,210,907.00	1.99%

(I) Total Defaults	295,854.36
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	147,927.18

(K) Cumulative net losses including 50% of defaults	9,166,383.23	453,210,907.00	2.02%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	446,905.37	123,615,605.16	0.36%

L. LOCKBOX TEST	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	3,934,901.98	7,997
(B) Total Payments (Current Month)	7,197,571.49	8,914
(C) Lockbox Payment Percentage		89.71%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)		50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		10,045
(C) Monthly BVAC net worth (at least $20MM)		62,768

N. WAC-Weighted Average Coupon		10.3602%
O. WAM-Weighted Average Maturity		44.96

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab
Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Securitization Corp		Bay View Acceptance Corp